(j)(1)

                          INDEPENDENT AUDITORS' CONSENT



Board of Trustees of Forum Funds:

We consent to the use of our reports for the Polaris Global Value Fund, a series of Forum Funds, dated July 6, 2001, incorporated herein by reference, and to the references to our firm under the headings "Financial Highlights" in the
prospectus   and   "Independent   Auditors"  in  the   statement  of  additional
information.


                                                KPMG LLP
Boston, Massachusetts
September 27, 2001